UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811-03061)

Exact name of registrant as specified in charter:	Putnam Global Natural Resources Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: November 30, 2009

Item 1. Schedule of Investments:

Putnam Global Natural Resources Fund
The fund's portfolio
11/30/09 (Unaudited)

COMMON STOCKS (98.3%)(a)
	Shares	Value

Basic materials (1.5%)
Anglo American PLC (United Kingdom) (NON)	147,845	$6,385,122
		6,385,122

Chemicals (14.3%)
Agrium, Inc. (Canada)	129,000	7,170,193
Air Products & Chemicals, Inc.	58,300	4,834,819
Akzo Nobel NV (Netherlands)	73,032	4,647,145
Cabot Corp.	87,000	1,994,910
Celanese Corp. Ser. A	131,800	3,922,368
Dow Chemical Co. (The) (S)	345,000	9,584,100
E.I. du Pont de Nemours & Co. (S)	100,000	3,458,000
JSR Corp. (Japan)	169,500	3,259,918
Monsanto Co.	78,908	6,371,821
Nitto Denko Corp. (Japan)	96,400	3,095,618
Shin-Etsu Chemical Co., Ltd. (Japan)	87,100	4,735,671
Symrise AG (Germany)	135,270	2,943,092
Yara International ASA (Norway)	137,900	5,929,203
		61,946,858

Combined utilities (1.6%)
El Paso Corp.	710,400	6,791,424
		6,791,424

Conglomerates (0.6%)
Noble Group, Ltd. (Hong Kong)	1,153,000	2,582,960
		2,582,960

Construction (3.0%)
CRH PLC (Ireland)	140,549	3,545,912
HeidelbergCement AG (Germany)	52,865	3,528,333
HeidelbergCement AG 144A (Germany)	23,298	1,554,962
Lafarge SA (France)	50,175	4,127,250
		12,756,457

Containers (1.2%)
Crown Holdings, Inc. (NON)	100,309	2,524,778
Owens-Illinois, Inc. (NON)	88,800	2,776,776
		5,301,554

Energy (oil field) (5.3%)
Halliburton Co. (S)	264,200	7,756,912
Schlumberger, Ltd. (S)	145,300	9,283,217
Transocean, Ltd. (Switzerland) (NON)	67,800	5,789,442
		22,829,571

Machinery (0.4%)
China National Materials Co., Ltd. (China)	2,379,000	1,746,692
		1,746,692

Metals (18.7%)
ArcelorMittal (Luxembourg) (S)	192,408	7,530,061
BHP Billiton PLC (United Kingdom)	694,526	21,393,348
BlueScope Steel, Ltd. (Australia)	1,937,087	4,798,573
Cia Vale do Rio Doce Class A (Preference) (Brazil)	209,000	5,045,772
Freeport-McMoRan Copper & Gold, Inc. Class B (NON) (S)	82,810	6,856,668
Goldcorp, Inc. (Canada)	122,800	5,120,927
JFE Holdings, Inc. (Japan)	106,600	3,509,668
Kazakhmys PLC (United Kingdom) (NON)	246,384	5,061,514
Steel Dynamics, Inc. (S)	177,500	3,003,300
Tokyo Steel Manufacturing Co., Ltd. (Japan)	1,300	14,709
United States Steel Corp. (S)	83,800	3,742,508
Vedanta Resources PLC (United Kingdom) (S)	148,931	5,698,721
Xstrata PLC (United Kingdom) (NON)	496,938	8,861,652
		80,637,421

Oil and gas (51.7%)
Anadarko Petroleum Corp.	145,700	8,673,521
BG Group PLC (United Kingdom)	786,223	14,328,714
BP PLC (United Kingdom)	2,785,787	26,424,250
Cairn Energy PLC (United Kingdom) (NON)	100,564	5,108,012
Chevron Corp. (S)	331,600	25,878,064
Dana Petroleum PLC (United Kingdom) (NON)	84,174	1,696,018
ENI SpA (Italy)	101,467	2,512,706
Exxon Mobil Corp.	222,400	16,695,568
Marathon Oil Corp.	287,998	9,394,495
Newfield Exploration Co. (NON)	109,700	4,638,116
Nexen, Inc. (Canada)	368,000	8,646,329
Noble Energy, Inc.	35,900	2,342,475

Occidental Petroleum Corp.	186,106	15,035,504
PetroHawk Energy Corp. (NON)	308,900	6,900,826
Petroleo Brasileiro SA ADR (Brazil)	173,376	8,890,721
Rosneft Oil Co. GDR (Russia) (NON)	162,638	1,327,426
Royal Dutch Shell PLC Class A (United Kingdom)	357,549	10,583,455
Royal Dutch Shell PLC Class B (United Kingdom)	150,872	4,329,562
Santos, Ltd. (Australia)	203,854	2,742,968
St. Mary Land & Exploration Co.	28,600	926,068
StatoilHydro ASA (Norway)	236,000	5,810,108
Suncor Energy, Inc. (Canada)	165,433	5,932,921
Tesoro Corp. (S)	48,100	614,718
Total SA (France)	259,188	16,031,119
Tullow Oil PLC (United Kingdom)	202,236	4,123,226
Valero Energy Corp.	104,900	1,666,861
Williams Cos., Inc. (The)	175,200	3,484,728
XTO Energy, Inc.	209,032	8,871,318
		223,609,797

Total common stocks (cost $345,975,853)		$424,587,856

U.S. TREASURY OBLIGATIONS (--%)(a)
	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2s,
July 15, 2014 (i)	$32,078	$34,753

Total U.S. treasury obligations (cost $34,753)		$34,753

SHORT-TERM INVESTMENTS (17.7%)(a)
	Principal amount/shares	Value

Putnam Money Market Liquidity Fund (e)	8,580,069	$8,580,069
Short-term investments held as collateral for loaned
securities with yields ranging from 0.11% to 0.35% and
a due date of December 1, 2009 (d)	$66,847,143	66,846,577
SSgA Prime Money Market Fund (i)	310,000	310,000
U.S. Treasury Bills with an effective yield of zero %, December 17, 2009 (i)	40,000	40,000
U.S. Treasury Cash Management Bills with an effective
yield of 0.34%, June 10, 2010	35,000	34,929
U.S. Treasury Cash Management Bills with an effective
yield of 0.20%, July 15, 2010 (SEGSF)	150,000	149,673
U.S. Treasury Cash Management Bills with effective
yields ranging from 0.42% to 0.44%, April 1, 2010
(SEGSF)	505,000	503,994

Total short-term investments (cost $76,465,652)		$76,465,242

TOTAL INVESTMENTS

Total investments (cost $422,476,258) (b)		$501,087,851

FORWARD CURRENCY CONTRACTS TO BUY at 11/30/09 (aggregate face value $87,123,596) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Australian Dollar	$22,460,463	$21,987,897	12/17/09	$472,566
Canadian Dollar	26,585,636	26,099,662	12/17/09	485,974
Euro	15,036,516	14,876,425	12/17/09	160,091
Hong Kong Dollar	2,020,530	2,020,333	12/17/09	197
Japanese Yen	16,956,755	16,201,961	12/17/09	754,794
Swedish Krona	1,247,680	1,236,750	12/17/09	10,930
Swiss Franc	4,820,016	4,700,568	12/17/09	119,448

Total				$2,004,000

FORWARD CURRENCY CONTRACTS TO SELL at 11/30/09 (aggregate face value $61,169,203) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$334,753	$327,221	12/17/09	$(7,532)
British Pound	34,066,763	34,232,463	12/17/09	165,700
Canadian Dollar	1,734,198	1,701,649	12/17/09	(32,549)
Euro	2,372,956	2,341,444	12/17/09	(31,512)
Hong Kong Dollar	3,799,484	3,799,076	12/17/09	(408)
Japanese Yen	9,821,569	9,384,350	12/17/09	(437,219)
Norwegian Krone	6,487,645	6,466,694	12/17/09	(20,951)
Singapore Dollar	2,941,791	2,916,306	12/17/09	(25,485)

Total				$(389,956)

Key to holding's abbreviations

ADR	American Depository Receipts
GDR	Global Depository Receipts

NOTES

(a) Percentages indicated are based on net assets of $431,903,497.

(b) The aggregate identified cost on a tax basis is $432,725,039, resulting in gross unrealized appreciation and depreciation of $82,395,190 and $14,032,378, respectively, or net unrealized appreciation of $68,362,812.

(NON) Non-income-producing security.

(SEGSF) These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at November 30, 2009.

(d) The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. At November 30, 2009, the value of securities loaned amounted to $65,163,458. The fund received cash collateral of $66,846,577 which is pooled with collateral of other Putnam funds into 2 issues of short-term investments.

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $4,061 for the period ended November 30, 2009. During the period ended November 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $35,242,279 and $37,766,800, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(i) Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivative contracts.

(S) Securities on loan, in part or in entirety, at November 30, 2009.

At November 30, 2009, liquid assets totaling $499,024 have been segregated to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at November 30, 2009 (as a percentage of Portfolio Value):

United States	43.2%
United Kingdom	26.3
Canada	6.2
France	4.6
Japan	3.4
Brazil	3.2
Norway	2.7
Germany	1.9
Australia	1.7
Luxembourg	1.7
Switzerland	1.3
Netherlands	1.1
Ireland	0.8
Hong Kong	0.6
Italy	0.6
Other	0.7

Total	100.0%

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At November 30, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Outstanding contracts on Forward currency contracts at the period ended November 30, 2009 are indicative of the volume of activity during the period.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $309,907 at November 30, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At November 30, 2009, the fund had a net liability position of $258,606 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $217,331.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $955,226 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures ("ASC 820") was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of November 30, 2009:

			Valuation inputs

Investments in securities:		Level 1	Level 2	Level 3

Common stocks:

	Basic materials	$80,519,543	$81,206,315	$--

	Capital goods	7,048,246	--	--

	Conglomerates	2,582,960	--	--

	Energy	154,164,772	92,274,596	--

	Utilities and power	6,791,424	--	--

Total common stocks		251,106,945	173,480,911	--

U.S. Treasury Obligations		--	34,753	--

Short-term investments		8,890,069	67,575,173	--

Totals by level		$259,997,014	$241,090,837	$--

		Level 1	Level 2	Level 3

Other financial instruments:		$--	$1,614,044	$(219,572)

Other financial instruments include forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of November 30, 2009:

				Change in net		Net
	Balance as of	Accrued		unrealized	Net	transfers in	Balance as of
	August	discounts/	Realized	appreciation/	purchases/	and/or out	November
	31, 2009 ††	premiums	gain/(loss)	(depreciation) †	sales	of Level 3	30, 2009 ††

Other financial instruments:	$(238,616)	$--	$--	$19,044	$--	$--	$(219,572)

† Includes $19,044 related to Level 3 securities still held at period end.

†† Includes amount payable under receivable purchase agreement.

Market Values of Derivative Instruments as of November 30, 2009

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Foreign exchange contracts	$2,207,311	$593,267

Total	$2,207,311	$593,267

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Natural Resources Fund

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer
Date: January 28, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: January 28, 2010